                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):  December 20, 1996



                 GREEN TREE FLOORPLAN RECEIVABLE MASTER TRUST
             BY GREEN TREE FLOORPLAN FUNDING CORP., AS TRANSFEROR
            (Exact name of registrant as specified in its charter)


         Delaware                      0-22051                     41-1823871
(State or other jurisdiction          (Commission               (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


       500 Landmark Towers
        345 St. Peter Street
      Saint Paul, Minnesota                              55102-1639
(Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (612) 293-3400

                                Not Applicable
        (Former name or former address, if changed since last report.)




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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          4.2 Series 1996-2 Supplement to the Pooling and Servicing Agreement dated December 1, 1996.

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Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date: January 31, 1997             GREENTREE FLOORPLAN RECEIVABLES MASTER TRUST
                                    By GREEN TREE FLOORPLAN FUNDING CORP., as
                                     Transferor

                                       By  /s/ Phyllis A. Knight
                                         --------------------------------------
                                         Phyllis A. Knight
                                         Vice President and Treasurer

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT        DESCRIPTION OF EXHIBIT                            PAGE NUMBER
-------        ----------------------                            -----------
4.2            Series 1996-2 Supplement to the Pooling and            5
               Servicing Agreement dated December 1, 1996.

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